                                                              Exhibit 99.1 (b) 4
                                                       YEAR TO DATE GAAP RESULTS


CONSOLIDATED STATEMENTS OF INCOME (LOSS)
NATIONAL DATA CORPORATION AND SUBSIDIARIES


(In thousands, except per share data)
---------------------------------------------------------------------------------------

                                                                   Year Ended May 31,
                                                                 ----------------------
                                                                    2001        2000
                                                                 ----------------------
Revenues:
     Information management                                       $144,332     $137,136
     Network services and systems                                  199,621      152,144
     Divested businesses                                             5,862       56,393
                                                                  ---------------------
                                                                   349,815      345,673
---------------------------------------------------------------------------------------
Operating expenses:
     Cost of service                                               176,413      181,001
     Sales, general and administrative                              77,640       86,062
     Depreciation and amortization                                  34,745       31,834
     Restructuring and impairment charges                            2,156       34,393
                                                                  ---------------------
                                                                   290,954      333,290
                                                                  ---------------------
Operating income (loss)                                             58,861       12,383
---------------------------------------------------------------------------------------
Other income (expense):
     Interest and other income                                         755        4,549
     Interest and other expense                                     (8,038)      (6,532)
     Non-cash valuation adjustment in Medscape investment           (6,953)      (9,738)
     Minority interest in loss                                       1,137            -
                                                                  ---------------------
                                                                   (13,099)     (11,721)
                                                                  ---------------------
Income (loss) before income taxes and discontinued operations       45,762          662
Provision (benefit) for income taxes                                17,694        1,825
---------------------------------------------------------------------------------------
Income (loss) before discontinued operations                        28,068       (1,163)
Discontinued operations - net of tax                                 8,323      (39,002)
---------------------------------------------------------------------------------------
     Net income (loss)                                            $ 36,391     $(40,165)
                                                                  =====================

Basic earnings (loss) per share:
     Income (loss) before discontinued operations                 $   0.85    $  (0.03)
                                                                  =====================
     Discontinued operations - net of tax                         $   0.25    $  (1.17)
                                                                  =====================
     Basic earnings (loss) per share                              $   1.10    $  (1.21)
                                                                  =====================
Diluted earnings (loss) per share:
     Income (loss) before discontinued operations                 $   0.82    $  (0.03)
                                                                  =====================
     Discontinued operations - net of tax                         $   0.24    $  (1.17)
                                                                  =====================
     Diluted earnings (loss) per share                            $   1.07    $  (1.21)
                                                                  =====================

Basic shares                                                        33,009       33,232
                                                                  =====================
Diluted shares                                                      34,153       33,232
                                                                  =====================


                                                 Press Release Attachment Page 4